Exhibit 10.02

AMENDMENT TO THE PRODUCTION SHARING CONTRACT

BETWEEN

THE DEMOCRATIC REPUBLIC OF SAO TOME AND PRINCIPE

REPRESENTED BY THE

AGÊNCIA NACIONAL DO PETRÓLEO DE SÃO TOMÉ E PRÍNCIPE

AND

EQUATOR EXPLORATION STP BLOCK 5 LIMITED

FOR

BLOCK “5"

This AMENDMENT TO THE PRODUCTION SHARING CONTRACT is made and entered into on this 24th day of November 2014 by and between:

(1)          THE DEMOCRATIC  REPUBLIC  OF SAO TOME AND PRINCIPE represented by the Agencia Nacional do Petróleo de Sao Tome e Principe; and

(2)          EQUATOR EXPLORATION STP BLOCK  5 LIMITED,  a company organized and existing under the laws of the British Virgin Islands with registration number 10001 33 whose registered office is al Craigmuir Chambers, Road Town. Tortola British Virgin Islands with a branch registered in Sao Tome & Principe with the Guiche Unico under no. 343/012 and is located at Avenida da Independencia, no. 392. Sao Tome (the “Contractor”).

BACKGROUND:

(A)         The Agencia Nacional do Petr61eo de Sao Tome e Principe, with the approval of the Government of Sao Tome and Principe, and the Contractor have previously entered into a Contract dated as of [DAY] day of [MONTH] [YEAR].

(B)         The Contractor has requested in a letter dated 29 of September 2014 approval to readjust the quantities of 2D and 3D seismic data acquisition commitment within the Exclusive Economic Zone Block 5 Contract Area and the Agencia Nacional do Petróleo de Sao Tome e Principe has agreed to such request.

(C)         The Parties now wish to amend the Contract to provide for the agreed amendment.

NOW, THEREFORE, IT IS AGREED as follows:

1.          DEFINED TERMS

Unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to such terms in the Contract or as defined in the Petroleum Law or the Petroleum Taxation Law. The following word shall have the following meaning:

“Amendment” means this amendment to the Contract executed and delivered through mutual agreement in writing between the Parties hereto pursuant to clause 27 of the Contract:

2.          AMENDMENT

The section listed below from the Contract is hereby deleted and restored in their entirety as follow:

7.2          The minimum Work Program for each phase of the Exploration Period is as follows (the “Minimum Work Obligations”):

Phase I: The Contractor shall:

•            reprocess all c:xisring two dimensional seismic data (2D) with in the block;

•            carry out Geological & Geophysical studies (AVO, Geochemical studies, sequence stratigraphy):

•            carry out environmental studies;

•            acquire. process and interpret a minimum of one thousand kilometers of two dimensional seismic data (1000 km of 2D);

•            acquire magnetic and gravity surveys covering the full block;

•            acquire, process and interpret a minimum of one thousand square kilometers of three dimensional seismic data (1000 km2 of 3D) within three (3) year, after the Effective Date:

•            hand over full documentation of the interpretation and an extensive evaluation report covering all relevant stratigraphic levels in the full block, based on all existing two dimensional seismic data (2D) and newly acquired two dimensional seismic data (2D) and three dimensional seismic data (3D) to the National Petroleum Agency no later than six (6) months before the expiry or phase I:

Phase II: If the Contractor elects to enter phase II, then during such phase II of the Exploration period the Contractor shall:

•            carry out environmental studies;

•            drill one (1) Exploration Well to a minimum T/D of 5500 meters TVD subsea on the Contract area; and

•            carry out technical and economical evaluation studies of discoveries and remaining prospectivity;

Phase III:  If the Contractor elects to enter phase III of the Exploration Period, then during such phase III the Contractor shall:

•            carry out environmental studies;

•            drill one (1) Exploration Well or Appraisal Well;

•            drill one (1) optional Exploration Well or Appraisal Well;

•            carry out technical and economical evaluation studies of discoveries ·and remaining prospectively. In case of a Commercial Discovery, submit a declaration of a Commercial Discovery and submit a Field Development Program.

3.          EFFECTIVE DATE

This Amendment will become effective on the date it is signed by both Parties.

4.          MISCELLANEOUS

4.1Except as set forth in this Amendment the Contract is unaffected and shall continue in full force and effect in accordance with its terms.

4.2This Amendment shall be deemed incorporated into, and a part of the Contract.

4.3If there is a conflict between this Amendment and the Contract the terms of this Amendment will prevail.

IN WITNESS WHEREOF the Parties have caused this Amendment to be duly executed as of the day and year first above written.

SIGNED AND DELIVERED for and on behalf of:
THE STATE represented by the Agenda Nacional do Petroleo de Sao Tome e Principe

By:	/s/ Christina Dias

Name:	CHRISTINA DIAS

Designation:	Interior Executive Director

In the presence of:

By:	Houari Lázaro

Name:	/s/ Houari Lázaro

Designation:	Technical Director

SIGNED AND DELIVERED for and on behalf of:
EQUATOR EXPLORATION STP BLOCK 5 LIMITED

By:	/s/ Olapade Durotoye

Name:	Olapade Durotoye

Designation:	MD

In the presence of:

By:
PHILIP DIMMOCK

Name:	/s/ Philip Dimmock

Designation:	Advisor